UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. Three)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

ROYSTER-CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-81235	76-0329525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1251 Avenue of the Americas-Suite 900 New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2965

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include those regarding the Registrant’s financial position, business, marketing and product introduction and development plans and objectives of management for future operations, and other risks detailed in the Registrant’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Contract

This Amendment No. Three on Form 8-K/A amends the Current Report on Form 8-K/A of this Company filed March 8, 2005. Effective March 1, 2005, Royster-Clark, Inc. entered into an amendment to the stock purchase agreement dated December 10, 2004 between it and Rentech, Inc. The amendment extended the date after which the agreement is subject to termination from March 1, 2005 to March 15, 2005. The amendment to the agreement is attached as Exhibit 99.01 and is incorporated in this Form 8-K/A by reference. The foregoing description of the amendment to the agreement is qualified in its entirety by reference to that exhibit. The stock purchase agreement with Rentech, Inc. dated December 10, 2004 is incorporated by reference from Exhibit 99.01 to the Company’s Form 8-K filed December 15, 2004. Amendment No. One to the stock purchase agreement is incorporated by reference from Exhibit 99.01 to the Company’s Form 8-K/A filed January 24, 2005. Amendment No. Two to the stock purchase agreement is incorporated by reference from Exhibit 99.01 to the Company’s Form 8-K/A filed March 7, 2005.

The information furnished in this Item 1 shall not be deemed “file” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.01	Amendment No. 3 effective as of March 1, 2005 to Stock Purchase Agreement between Royster-Clark, Inc. and Rentech Development Corporation.

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royster-Clark, Inc.

Date: March 8, 2005	By:	/s/ Joel F. Dunbar
Joel F. Dunbar
Vice President, Assistant Secretary and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FILED WITH THIS REPORT
99.01	Amendment No. 3 effective March 1, 2005 to Stock Purchase Agreement between Royster-Clark, Inc. and Rentech Development Corporation.	X